Payables and accruals	6 Months Ended
Jun. 30, 2023
Payables and accruals
Payables and accruals

11. Payables and accruals

	June 30,	December 31,
	2023	2022
Trade payables	1,114,486	1,276,546
Social security and other taxes	186,354	120,875
Accrued expenses	1,213,118	1,598,583
Total payables and accruals	2,513,958	2,996,004

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The total amount of payables and accruals decreased by CHF 0.5 million as of June 30, 2023 compared to December 31, 2022 mainly due to our dipraglurant clinical development activities. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.